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                                                                   EXHIBIT 23(a)

                        CONSENT OF KPMG PEAT MARWICK LLP



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 1997, set forth in Oxford Health Plans, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

                                                      -------------------------
                                                      /s/ KPMG PEAT MARWICK LLP



New York, New York
September 15, 1997